Exhibit 99.1

BUSE INVESTOR HIGHLIGHTS August 26, 2025

2 Investor Highlights | August 2025 First Busey Corporation | Ticker: BUSE 2 This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance, and business of First Busey Corporation (“Busey”). Forward-looking statements, which may be based upon beliefs, expectations and assumptions of Busey’s management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should,” “position,” or other similar expressions. Additionally, all statements in this document, including forward-looking statements, speak only as of the date they are made, and Busey undertakes no obligation to update any statement in light of new information or future events. A number of factors, many of which are beyond Busey’s ability to control or predict, could cause actual results to differ materially from those in any forward-looking statements. These factors include, among others, the following: (1) the strength of the local, state, national, and international economies and financial markets (including effects of inflationary pressures, the threat or implementation of tariffs, trade wars, and changes to immigration policy); (2) changes in, and the interpretation and prioritization of, local, state, and federal laws, regulations, and governmental policies (including those concerning Busey's general business); (3) the economic impact of any future terrorist threats or attacks, widespread disease or pandemics, or other adverse external events that could cause economic deterioration or instability in credit markets (including Russia’s invasion of Ukraine and the conflict in the Middle East); (4) unexpected results of acquisitions, including the acquisition of CrossFirst Bankshares (“CrossFirst”), which may include the failure to realize the anticipated benefits of the acquisitions and the possibility that the transaction and integration costs may be greater than anticipated; (5) the imposition of tariffs or other governmental policies impacting the value of products produced by Busey's commercial borrowers; (6) new or revised accounting policies and practices as may be adopted by state and federal regulatory banking agencies, the Financial Accounting Standards Board, the Securities and Exchange Commission, or the Public Company Accounting Oversight Board; (7) changes in interest rates and prepayment rates of Busey’s assets (including the impact of sustained elevated interest rates); (8) increased competition in the financial services sector (including from non-bank competitors such as credit unions and fintech companies) and the inability to attract new customers; (9) technological changes implemented by us and other parties, including our third-party vendors, which may have unforeseen consequences to us and our customers, including the development and implementation of tools incorporating artificial intelligence; (10) the loss of key executives or associates, talent shortages, and employee turnover; (11) unexpected outcomes and costs of existing or new litigation, investigations, or other legal proceedings, inquiries, and regulatory actions involving Busey (including with respect to Busey’s Illinois franchise taxes); (12) fluctuations in the value of securities held in Busey’s securities portfolio, including as a result of changes in interest rates; (13) credit risk and risk from concentrations (by type of borrower, geographic area, collateral, and industry), within Busey's loan portfolio and large loans to certain borrowers (including commercial real estate loans); (14) the concentration of large deposits from certain clients who have balances above current Federal Deposit Insurance Corporation insurance limits and may withdraw deposits to diversify their exposure; (15) the level of non-performing assets on Busey’s balance sheets; (16) interruptions involving information technology and communications systems or third-party servicers; (17) breaches or failures of information security controls or cybersecurity-related incidents; (18) the economic impact on Busey and its customers of climate change, natural disasters, and exceptional weather occurrences such as tornadoes, hurricanes, floods, blizzards, and droughts; (19) the ability to successfully manage liquidity risk, which may increase dependence on non-core funding sources such as brokered deposits, and may negatively impact Busey's cost of funds; (20) the ability to maintain an adequate level of allowance for credit losses on loans; (21) the effectiveness of Busey’s risk management framework; and (22) the ability of Busey to manage the risks associated with the foregoing. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Additional information concerning Busey and its business, including additional factors that could materially affect Busey’s financial results, is included in Busey’s filings with the Securities and Exchange Commission. Forward-Looking Statements Forward-Looking Statements

Investor Highlights | August 2025
First Busey Corporation | Ticker: BUSE
3

Overview of First Busey Corporation (NASDAQ: BUSE)

Busey FIRST BUSEY CORPORATION

157 YEARS

157+ year old financial institution
Corporate headquarters in Leawood, KS

Busey BANK
Premier Commercial Banking Franchise

Busey WEALTH MANAGEMENT
Full-service Trust Company

firstech
Payment Technology Solutions

79 BANKING CENTERS ACROSS 10 STATES


COLORADO
DENVER
COLORADO SPRINGS
KANSAS
KANSAS CITY
WICHITA
MISSOURI
ST. LOUIS
ILLINOIS
CHICAGO
INDIANA
INDIANAPOLIS
ARIZONA
PHOENIX
TUCSON
NEW MEXICO
CLAYTON
OKLAHOMA
OKLAHOMA CITY
TULSA
TEXAS
FT. WORTH
DALLAS
FLORIDA
FT. MYERS

NEARLY 2,000 ASSOCIATES

Differentiated Commercial Banking Franchise at ***Attractive Valuation***

$ in billions	2Q25	KRX Median MRQ [4]
Total Assets	$18.9	$32.0
Total Wealth AUC	$14.1	NM
Total Capital Ratio	15.8 %	14.7 %
NPA/Assets	0.31 %	0.41 %
Net Interest Margin [1]	3.49 %	3.37 %
Adj. Nonint. Income % of Operating Revenue [1]	20.2 %	17.9 %
Adj. ROAA [1]	1.2 %	1.2 %
Adj. ROATCE [1]	13.6 %	13.6 %
Adj. Efficiency Ratio [1]	55.3 %	55.9 %
Market Cap [2]	$2.2	$4.6
Dividend Yield [2]	4.1 %	3.1 %
Price / TBV [2]	1.3x	1.6x
Price / 2026E [3]	9.1x	10.6x

$26.5 million returned to shareholders YTD 6/30/25 via active share repurchase plan

[1] Non-GAAP calculation, see Appendix | [2] Market Data updated to close on 8/22/25
[3] Based on consensus median net income of covering analysts as of 8/22/25 | [4] Most recent quarter reported for KRX components as of 8/22/25, data from S&P Capital IQ

Investor Highlights | August 2025
First Busey Corporation | Ticker: BUSE
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First Priority: Balance Sheet Strength

High Quality Loan Portfolio

Commercially-oriented portfolio is well-diversified by sector and geographic location and conservatively underwritten with low levels of concentration

*Busey's go-to-market focus on **well-capitalized individuals & their businesses** deftly complements our high quality credit culture*


RELATIONSHIP BANKING
QUALITY UNDERWRITING
PROACTIVE PORTFOLIO MANAGEMENT
TIMELY RISK GRADING
ADEPT SPECIAL ASSETS GROUP

Commercial Loans / Total Portfolio
80%

Retail Loans / Total Portfolio
20%

100/300 Test
46% C&D / 231% CRE

NPAs / Assets
0.31%

Classified Loans / Capital[1]
7.7%

ACL / Loans
1.33%

Robust Capital Foundation

Capital Ratios with $875+ million buffer over well-capitalized minimums

Consolidated Capital *$ in millions*	Tangible Common Equity[1]	CET1 Ratio	Tier 1 Capital Ratio	Total Capital Ratio	Leverage Ratio
Capital Ratio	9.3 %	12.2 %	13.7 %	15.8 %	11.3 %
Minimum Well Capitalized Ratio	*N/A*	*6.5 %*	*8.0 %*	*10.0 %*	*N/A*
Amount of Capital	$1,709	$1,888	$2,111	$2,434	$2,111
Well Capitalized Minimum	*N/A*	*$1,004*	*$1,236*	*$1,545*	*N/A*
Excess over Well Capitalized Minimum	N/A	$884	$875	$889	N/A

Stable Core Deposit Franchise

157+ year old franchise that has built trusted relationships with clients

Long-tenured deposit clients:

	Retail	**Commercial**
Number of Accounts	260k+	40k+
Avg. Customer Tenure	16.6 years	11.0 years

Proven deposit gathering strategies:

- Top 3 deposit market share[3] in each of our Central Illinois markets of Champaign, Peoria, Bloomington, Decatur
- Demonstrated history of deploying successful retail strategies into new markets

Efficient branch network:

Number of Locations	79
Avg. Deposits per branch	$200 million

Loan to Deposit Ratio
87.4%

Core Deposits[2]
92.5%

Noninterest Bearing / Total Deposits
22.7%

2Q25 Avg. Cost of Total Deposits
2.21%

2Q25 Avg. Cost of Non-Time Deposits
1.87%

Resilient Liquidity Profile and Active Risk Management

- Available sources of on- and off-balance sheet liquidity[4] total $7.9 billion, including $0.8 billion of cash and cash equivalents
- Brokered deposits only represent 2% of total deposits and are anticipated to be reduced to <1% by 12/31/25
- Actively evaluating balance sheet to best position for rate neutrality: +2.8% net interest income impact in +100 bps rate shock scenario and -2.1% NII impact in -100 bps down scenario

Note: Data presented is all as of 6/30/25, except for updated branch count | [1] Capital is Busey Bank Tier 1 Capital + Allowance for credit losses | [2] Non-GAAP calculation, see Appendix | [3] Per 2024 FDIC Summary of Deposits | [4] On- and off-balance sheet liquidity is comprised of cash and cash equivalents, debt securities excluding those pledged as collateral, brokered deposits, and Busey's borrowing capacity through its revolving credit facility, the FHLB, the Federal Reserve Bank, and federal funds purchased lines

Investor Highlights | August 2025 First Busey Corporation | Ticker: BUSE 5

Optimizing Profitability

One year since announcement of CrossFirst Bankshares acquisition on August 27, 2024

- TBV-accretive acquisition of CrossFirst Bankshares was completed on 3/1/25, one month earlier than initially projected
- Successful merger of CrossFirst Bank ($7.5 billion in assets) into Busey Bank on 6/20/25

Fully-phased pro forma profitability metrics on pace to be achieved

Profitability Metric [1]	*Fully-Phased FY 2026 Pro Forma Estimates at Close*	*2Q25 Actuals*
Adj. PPNR ROAA	1.7%+	1.70%
Adj. ROAA	1.2%+	1.21%
Adj. ROATCE	13%+	13.61%
Net Interest Margin	3.50%+	3.49%
Adj. Efficiency Ratio	~55%	55.3%

- Expected cost saves of ~$25 million remain on track; exited 2Q25 with ~70% of savings realized in expense run rate and anticipate 100% implemented in run rate when exiting 4Q25

Highlighted Complementary Strengths

Busey's low-cost funding base, high-quality commercial portfolio, and wealth management expertise + CrossFirst's attractive growth markets and commercial and treasury management teams

- Implemented balance sheet optimization strategy, achieving substantial NIM improvement with combination of higher earning asset yields and targeted reduction of wholesale and other high-cost non-relationship funding to drive down combined cost of deposits
- Excluding payoffs of ~$69 million of PCD loans that were risk rated watch or worse, legacy CrossFirst markets posted $31 million of loan growth, or +2.5% annualized, during 2Q25

Busey's wealth and payments capabilities + CrossFirst's well-suited client base

- During 2Q25 and 3Q25, hired 5 new Managing Directors for wealth management in the legacy CrossFirst markets as well as support in fully internalized investment office; experiencing early success with new assets generated
- Strong pipeline of referrals from legacy CrossFirst clients to Busey Wealth Management & FirsTech

Adj. PPNR / Average Assets


1.42%
1.46%
1.38%
1.50%
1.70%
2024 Q2
2024 Q3
2024 Q4
2025 Q1
2025 Q2

Adj. ROAA


1.02%
1.09%
1.02%
1.09%
1.21%
2024 Q2
2024 Q3
2024 Q4
2025 Q1
2025 Q2

Adj. ROATCE


12.9%
13.2%
11.9%
10.6%
13.6%
2024 Q2
2024 Q3
2024 Q4
2025 Q1
2025 Q2

NIM (Reported & ex-Accretion)


3.03%
3.02%
2.95%
3.16%
3.49%
3.00%
2.97%
2.92%
3.08%
3.33%
2024 Q2
2024 Q3
2024 Q4
2025 Q1
2025 Q2

Adj. Efficiency Ratio


60.9%
60.2%
61.8%
58.7%
55.3%
2024 Q2
2024 Q3
2024 Q4
2025 Q1
2025 Q2

[1] Non-GAAP calculation, see Appendix

6 Investor Highlights | August 2025 First Busey Corporation | Ticker: BUSE 6 $11.40 $20.92 2015 Q2 2016 Q2 2017 Q2 2018 Q2 2019 Q2 2020 Q2 2021 Q2 2022 Q2 2023 Q2 2024 Q2 2025 Q2 Disciplined M&A Growth +6.3% 10-Year CAGR BUSE Tangible Common Book Value / Share (ex-AOCI) 1 Dividend payout ratio has ranged from 40-50% While executing nine strategic acquisitions with disciplined pricing, enhancing franchise value without unduly diluting shareholders Ten years of cultivating long-term franchise value through varied economic environments 1 TBV per share as reported in quarterly filings with add-back of after-tax AOCI at each period-end Note: Downward shift in 1Q25 primarily due to securities repositioning and realized loss of embedded AOCI $26.5 million returned to shareholders YTD 6/30/25 via active share repurchase plan 2014 YE Assets: $3.7B AUC: $5.2B 2025 Q2 Assets: $18.9B AUC: $14.1B Track record of organic AUC growth in new markets: Since 2014, 50%+ of AUC growth was organic

7 Investor Highlights | August 2025 First Busey Corporation | Ticker: BUSE 7 EXPANSION IN NEW HIGH-GROWTH MARKETS Focused on Organic Growth ▪ Consistent drive to expand services with existing clients and add more value to relationships, with a full suite of solutions to help our clients at every stage of their personal and business life ▪ Leveraging the power of Commercial & Wealth to broaden relationships with well-capitalized individuals and the companies they own & operate: a Busey Wealth Management relationship uniquely comes with access to a full array of banking services ▪ The legacy CrossFirst client base was particularly well-suited for Busey’s wealth management and payments offerings ▪ Early wins in legacy CrossFirst markets: new accounts opened YTD representing ~$50 million of AUC, commitments for another ~$30 million of new AUC and $100 million+ of AUC at later stages of the pipeline ▪ Sustained momentum in referral pipeline from new markets to Busey Wealth Management and FirsTech ▪ FirsTech solutions collaborating with enhanced Treasury Management capabilities to deliver a full spectrum of payments proficiency to commercial clients ▪ Demonstrated ability of attracting and retaining high-level talent driven by our premier culture, opportunities to build new initiatives, and our comprehensive product offerings ▪ Ongoing strong talent pipeline with our growth story resonating with top-tier talent ▪ Since CrossFirst acquisition close, Commercial team has added dynamic new leadership including: ▪ President of Regional Banking ▪ Market President ▪ Managing Directors of Commercial and Real Estate Banking ▪ Executive Director of Syndications, Capital Markets, and Specialty Lending ▪ Compelling noninterest income potential; Exec. Director has history of building this program ▪ During 2Q25, Wealth Management hired 3 new Managing Directors in the Kansas City, Wichita, and Oklahoma City markets ▪ New Managing Director hires in Dallas and Denver starting in 3Q25 ▪ Adding talented portfolio managers in our fully internalized investment office to further support growth ▪ High retention rate for key legacy CrossFirst relationship managers; they now have a greater breadth of solutions to offer clients and are backed by a strong balance sheet ▪ CrossFirst acquisition expanded Busey presence into multiple new 2 million+ population MSAs that have growth projections above the U.S. average: ▪ Dallas Fort-Worth ▪ Phoenix ▪ Denver ▪ Kansas City ▪ CrossFirst acquisition also added new presence in strong mid-size MSAs of Oklahoma City, Tulsa, Tucson, Colorado Springs, and Wichita ▪ Opened two new branches during 2025 with long-term plans for selectively building branch density in newly added markets ▪ On April 7, opened a second Oklahoma City location in the Tower at Convergence at the heart of the Innovation District ▪ On August 18, opened a second Denver location in the thriving Cherry Creek North neighborhood ▪ In July, selected location for new main market location in Scottsdale within a high-profile development on Hayden Road (opening in January 2026) GROWTH BY ATTRACTING & RETAINING TALENT BRING COMPREHENSIVE PRODUCT SUITE TO ENTIRETY OF CLIENT BASE

Investor Highlights | August 2025
First Busey Corporation | Ticker: BUSE
8

Unified Approach that Nurtures Comprehensive Client Relationships

"One Busey" go-to-market approach promotes a broad set of solutions to meet the evolving needs of clients

Provides ample opportunities to build a holistic client relationship and accelerate organic growth

Relationship managers are equipped with the knowledge to deliver service excellence for every solution that Busey offers


CLIENT
RELATIONSHIP MANAGER
RELATIONSHIP MANAGER
WEALTH MANAGEMENT
PERSONAL BANKING
BUSINESS BANKING
FIRSTECH
TRUST SERVICES
PRIVATE BANKING
CORPORATE RETIREMENT PLAN SERVICES
FOUNDATION & ENDOWMENT SERVICES
CORPORATE CREDIT CARDS
TREASURY MANAGEMENT SERVICES
ELECTRONIC PAYMENTS
INTEGRATED RECEIVABLES
PERSONAL LOANS
CREDIT & DEBIT CARDS
FARM MANAGEMENT & BROKERAGE
FINANCIAL PLANNING
RETIREMENT PLANNING
INVESTMENT MANAGEMENT
TAX PLANNING & PREPARATION
COMMERCIAL LENDING
MERCHANT SERVICES
MORTGAGE LOANS
CHECKING & SAVINGS ACCOUNTS
AG SERVICES

Operating Revenue Composition[1]

$ in millions


Adj. Nonint. Inc. / Op. Rev.
Net Interest Income
Wealth
FirsTech
Treasury Mgt
Card Services & ATM
Other Nonint. Inc. Sources
$117.0
$140.7
$192.0
30.3%
26.3%
20.2%
2024 Q4
2025 Q1
2025 Q2

- Net interest income became a larger share of total operating revenue with significant NIM expansion and addition of CrossFirst
- Target building noninterest income back to historical levels of ~30% of total operating revenue via expansion of services with clients and deployment in new markets

~70% *of 2Q25 adj. noninterest income was derived from wealth, payment technology solutions, and treasury management*

Busey WEALTH® MANAGEMENT	firstech	TREASURY MANAGEMENT A growing component of the Banking segment
$67.7 Million *LTM Revenue*[2] Record high LTM revenue in company history	**$21.7 Million** *LTM Revenue*[3] Two largest deals (integrated receivables) in FirsTech history signed in 2024	**$24.7 Million** *Annualized MRQ TM Services Revenue + Corp Card Interchange*[4] Substantially enhanced Treasury Management capabilities with acquisition of CrossFirst
45.7% *PT Margin LTM* Generates high margins with a fully internalized investment office that utilizes a tailored, tax-efficient approach for each client, producing long-term returns that outperform benchmarks[5]	**45 Million** *Transactions Processed LTM* GTM focused on key competencies of integrated receivables, merchant services, and online payments	TM Services includes commercial cash management, wires, and other commercial business service charges; corporate credit cards also managed within TM division

[1] Non-GAAP calculation, see Appendix | [2] Wealth Management segment LTM as of 6/30/25 | [3] FirsTech segment LTM as of 6/30/25, excludes intracompany eliminations | [4] 2Q25 Treasury Management Services noninterest income of $5.0 million + 2Q25 interchange from corporate credits cards of $1.2 million (included in Card Services and ATM Income), annualized | [5] Busey Wealth Management's blended portfolio 3-year and 5-year returns vs. blended benchmark of 60% MSCI All-Country World Index and 40% Bloomberg Intermediate Govt/Credit Index

9 Investor Highlights | August 2025 First Busey Corporation | Ticker: BUSE 9 Strategically Configured Regional Operating Model Enterprise-wide sales structure is organized by region – bringing full capabilities and the complete Busey experience to each community through local leadership and autonomy Life Equity Lending Sponsor Finance Energy Lending SBA Lending $6B deposits $5B deposits $3B loans $9B AUC $4B AUC $4B loans $3B deposits $2B loans $1B deposits $1B loans $1B deposits $2B loans $1.5B loans ▪ Incentives are fully aligned to promote a cohesive sales structure across all products ▪ Other financial institutions have competing components by line of business; our regionally-focused plan broadens the view for each line of business and increases collaboration ▪ Expertise is leveraged across teams because everyone shares in the success Built to deliver the client experience of a community bank with all the efficiencies, products, technology and resources of the nation’s largest banks Each region has their own dedicated regional teams – the regional presidents have direct accountability for the P&L of their region

10 Investor Highlights | August 2025 First Busey Corporation | Ticker: BUSE 10 Has served as Vice Chairman & President of First Busey Corporation and President & CEO of Busey Bank since March 2025. Prior to its merger with Busey in 2025, Mike served as President and CEO of CrossFirst Bankshares, Inc. since June 2020, and CEO of CrossFirst Bank since November 2008. He served as President of CrossFirst Bank from November 2008 until June 2022 when the roles of CEO and President of the Bank were split. Has served as Chairman & CEO of First Busey since 2007 and became Chairman of the Board effective July 2020. Offers 40 years of diverse financial services experience and extensive board involvement with a conservative operating philosophy and management style that focuses on Busey’s associates, customers, communities and shareholders. Van A. Dukeman Chairman & CEO, First Busey Corp. Chairman, Busey Bank Seasoned Leadership Team Mike J. Maddox Vice Chairman & President, First Busey Corp. President & CEO, Busey Bank Joined Busey in 2008 and has nearly 30 years of financial and leadership experience. Oversees various areas at Busey and its subsidiaries, including human resources, corporate communications, executive administration, marketing, the overall Busey experience, enterprise and strategic projects, as well as consumer and digital banking. Prior to Busey, Amy worked for 10+ years with CliftonLarsonAllen LLP. Amy L. Randolph Chief Operating Officer Joined Busey in January 2020 with over 25 years of financial leadership experience, including a 16-year tenure with KeyCorp. Oversees various areas at Busey and its subsidiaries, including enterprise, operational and third-party risk management, compliance, fair and responsible banking, vendor management, model risk, business continuity and information security. Monica L. Bowe Chief Risk Officer Joined Busey in March 2025 with the CrossFirst Bankshares merger and oversees various areas at Busey and its subsidiaries, including all information technology and business services and systems, service support, enterprise lending services, enterprise deposits and payments, and facilities. Previously, Amy held multiple executive leadership roles with CrossFirst Bank, most recently serving as Chief Operating Officer. Amy J. Fauss Chief Information & Technology Officer Joined Busey in 2011 and has over 20 years of experience in the financial services industry. Chip oversees all aspects of credit administration at Busey Bank, including commercial and consumer credit, portfolio monitoring and special assets. Before being named Chief Credit Officer in 2025, he has held the roles of President of Credit and Bank Administration, Co-Chief Banking Officer, and Regional President for Commercial Banking. Chip Jorstad Chief Credit Officer Joined Busey in 2019 and was named Interim Chief Financial Officer in February 2025. Prior to his current role at Busey, he served as Corporate Controller and Principal Accounting Officer. Scott started his career as a Senior Auditor at Deloitte and Touche before becoming the SEC Reporting Project Manager at BB&T Corporation (now Truist Financial). He also served as the Director of Financial Reporting and Chief Accounting Officer for Florida Community Bank. Scott A. Phillips Interim Chief Financial Officer and Chief Accounting Officer Joined Busey in December 2011 and has over 40 years of legal experience. He oversees all legal matters and leads Busey’s corporate governance efforts. Prior to joining Busey, he was a shareholder in the law firm of Meyer Capel. John J. Powers General Counsel 2025 Proxy Statement: Executive Compensation Performance Measures Weighting Short-term incentives Adjusted EPS 35% Asset Quality Ratio 25% Fee Revenue from Wealth, Payment Technology Solutions, and Treasury Management 20% Core Deposit Growth 10% Strategic Integration of CrossFirst 6% Regulatory Ratings 4% Total 100% Long-term incentives Adjusted ROATCE 50% Relative Total Shareholder Return vs. KRX components 50% Total 100% Executive compensation reinforces corporate priorities following the acquisition of CrossFirst and is aligned with driving long-term shareholder value Joined Busey in 2021, leading the team that provides asset management, investment and fiduciary services to individuals, businesses and foundations. Jeff formerly served as President of Commerce Brokerage Services, Inc., and was Director of Business Development for the east region of Commerce Trust Company. Joining Busey in 2025, Tony provides strategic leadership to drive sustainable growth and oversees the organization’s Central, West and Texas regional presidents to execute Busey’s regional model. Tony has two decades of commercial banking experience, most recently serving as Head of Division Bank Commercial and Middle Market Banking at HTLF. He has held senior leadership roles at Arizona Bank & Trust, Johnson Bank and BOK Financial—consistently leading high-performing teams and growing market share. Jeff D. Burgess President of Busey Wealth Management Tony Hammond President of Regional Banking

11 Investor Highlights | August 2025 First Busey Corporation | Ticker: BUSE 11 Non-GAAP Financial Information This presentation contains certain financial information determined by methods other than U.S. Generally Accepted Accounting Principles (“GAAP”). Management uses these non-GAAP measures, together with the related GAAP measures, in analysis of Busey’s performance and in making business decisions, as well as for comparison to Busey’s peers. Busey believes the adjusted measures are useful for investors and management to understand the effects of certain non-core and non-recurring items and provide additional perspective on Busey’s performance over time. Included in the Appendix are tables that present reconciliations between these non-GAAP measures and what management believes to be the most directly comparable GAAP financial measures. These non-GAAP disclosures have inherent limitations and are not audited. They should not be considered in isolation or as a substitute for operating results reported in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Tax effected numbers included in these non-GAAP disclosures are based on estimated statutory rates, estimated federal income tax rates, or effective tax rates, as noted with the tables below.

12 Investor Highlights | August 2025 First Busey Corporation | Ticker: BUSE 12 ___________________________________________ 1. Beginning in the second quarter of 2025, Busey revised its presentation, for all periods presented, to reclassify the provision for unfunded commitments so that it is now included within the provision for credit losses; therefore, it is no longer included within total noninterest expense. 2. Annualized measure. Non-GAAP Financial Information (Unaudited) Pre-Provision Net Revenue and Related Measures Three Months Ended Six Months Ended (dollars in thousands) June 30, 2025 March 31, 2025 June 30, 2024 June 30, 2025 June 30, 2024 Net interest income (GAAP) $ 153,183 $ 103,731 $ 82,532 $ 256,914 $ 158,386 Total noninterest income (GAAP) 44,863 21,223 33,703 66,086 68,616 Net security (gains) losses (GAAP) (5,997) 15,768 353 9,771 6,728 Total noninterest expense (GAAP)1 (127,833) (112,030) (75,906) (239,863) (147,353) Pre-provision net revenue (Non-GAAP) [a] 64,216 28,692 40,682 92,908 86,377 Acquisition and restructuring expenses, excluding initial provision expenses 16,600 26,026 2,212 42,626 2,620 Realized net (gains) losses on the sale of mortgage service rights — — (277) — (7,742) Adjusted pre-provision net revenue (Non-GAAP) [b] $ 80,816 $ 54,718 $ 42,617 $ 135,534 $ 81,255 Average total assets [c] $ 19,068,086 $ 14,831,298 $ 12,089,692 $ 16,961,396 $ 12,056,950 Pre-provision net revenue to average total assets (Non-GAAP)2 [a÷c] 1.35% 0.78% 1.35% 1.10% 1.44 % Adjusted pre-provision net revenue to average total assets (Non-GAAP)2 [b÷c] 1.70% 1.50% 1.42% 1.61% 1.36%

Investor Highlights | August 2025 First Busey Corporation | Ticker: BUSE 13

Non-GAAP Financial Information *(Unaudited)*

Adjusted Net Income, Average Tangible Common Equity, and Related Ratios

(dollars in thousands, except per share amounts)		Three Months Ended June 30, 2025	Three Months Ended March 31, 2025	Three Months Ended June 30, 2024	Six Months Ended June 30, 2025	Six Months Ended June 30, 2024
Net income (loss) (GAAP)	[a]	$ 47,404	$ (29,990)	$ 27,357	$ 17,414	$ 53,582
Day 2 provision for credit losses[1]		—	45,572	—	45,572	—
Adjustment of initial provision for unfunded commitments due to adoption of new model		4,030	—	—	4,030	—
Other acquisition expenses		16,600	26,026	2,212	42,626	2,497
Restructuring expenses		—	—	—	—	123
Net securities (gains) losses		(5,997)	15,768	353	9,771	6,728
Realized net (gains) losses on the sale of mortgage servicing rights		—	—	(277)	—	(7,742)
Related tax (benefit) expense[2]		(4,971)	(22,069)	(572)	(27,040)	(402)
Non-recurring deferred tax adjustment[3]		328	4,591	1,446	4,919	1,446
Adjusted net income (Non-GAAP)[4]	[b]	57,394	39,898	30,519	97,292	56,232
Preferred dividends	[c]	155	—	—	155	—
Adjusted net income available to common stockholders (Non-GAAP)	[d]	$ 57,239	$ 39,898	$ 30,519	$ 97,137	$ 56,232
Weighted average number of common shares outstanding, diluted (GAAP)	[e]	90,883,711	68,517,647	57,853,231	80,251,577	57,129,865
Diluted earnings per common share (GAAP)	[(a-c)÷e]	$ 0.52	$ (0.44)	$ 0.47	$ 0.22	$ 0.94
Weighted average number of common shares outstanding, diluted (Non-GAAP)[5]	[f]	90,883,711	69,502,717	57,853,231	80,251,577	57,129,865
Adjusted diluted earnings per common share (Non-GAAP)[5,6]	[d÷f]	$ 0.63	$ 0.57	$ 0.53	$ 1.21	$ 0.98
Average total assets	[g]	$ 19,068,086	$ 14,831,298	$ 12,089,692	$ 16,961,396	$ 12,056,950
Return on average assets (Non-GAAP)[6]	[a÷g]	1.00 %	(0.82)%	0.91 %	0.21 %	0.89 %
Adjusted return on average assets (Non-GAAP)[4,6]	[b÷g]	1.21 %	1.09 %	1.02 %	1.16 %	0.94 %
Average common equity		$ 2,180,963	$ 1,932,407	$ 1,331,815	$ 2,057,372	$ 1,303,770
Average goodwill and other intangible assets, net		(494,473)	(411,020)	(376,224)	(452,978)	(364,620)
Average tangible common equity (Non-GAAP)	[h]	$ 1,686,490	$ 1,521,387	$ 955,591	$ 1,604,394	$ 939,150
Return on average tangible common equity (Non-GAAP)[6]	[(a-c)÷h]	11.24 %	(7.99)%	11.51 %	2.17 %	11.47 %
Adjusted return on average tangible common equity (Non-GAAP)[4,6]	[d÷h]	13.61 %	10.64 %	12.85 %	12.21 %	12.04 %

1. The Day 2 provision represents the initial provision for credit losses recorded in connection with the CrossFirst acquisition to establish an allowance on non-PCD loans and unfunded commitments and is reflected within the provision for credit losses line on the Statement of Income.
2. Tax benefits were calculated for the year-to-date periods using tax rates of 26.51% and 25.03% for the six months ended June 30, 2025 and 2024, respectively. Tax benefits for the quarterly periods were calculated as the year-to-date tax amounts less the tax reported for previous quarters during the year.
3. A deferred valuation tax adjustment in 2025 was recorded in connection with the CrossFirst acquisition and the expansion of Busey's footprint into new states. Additionally, 2025 includes a write-off of deferred tax assets related to non-deductible acquisition-related expenses. A deferred tax valuation adjustment in 2024 resulted from a change to Busey's Illinois apportionment rate due to recently enacted regulations. Deferred tax adjustments are reflected within the income taxes line on the Statement of Income.
4. Beginning in 2025, Busey revised its calculation of adjusted net income for all periods presented to include, as applicable, adjustments for net securities gains and losses, realized net gains and losses on the sale of mortgage servicing rights, and one-time deferred tax valuation adjustments. In 2024, these adjusting items were previously presented as further adjustments to adjusted net income.
5. Dilution includes shares that would have been dilutive if there had been net income during the period.
6. Annualized measure.

14 Investor Highlights | August 2025 First Busey Corporation | Ticker: BUSE 14 Non-GAAP Financial Information (Unaudited) Tax-Equivalent Net Interest Income, Adjusted Net Interest Income, Net Interest Margin, and Adjusted Net Interest Margin Three Months Ended Six Months Ended (dollars in thousands) June 30, 2025 March 31, 2025 June 30, 2024 June 30, 2025 June 30, 2024 Net interest income (GAAP) $ 153,183 $ 103,731 $ 82,532 $ 256,914 $ 158,386 Tax-equivalent adjustment1 791 537 402 1,328 851 Tax-equivalent net interest income (Non-GAAP) [a] 153,974 104,268 82,934 258,242 159,237 Purchase accounting accretion related to business combinations (7,119) (2,728) (812) (9,847) (1,016) Adjusted net interest income (Non-GAAP) [b] $ 146,855 $ 101,540 $ 82,122 $ 248,395 $ 158,221 Average interest-earning assets (Non-GAAP) [c] $ 17,700,356 $ 13,363,594 $ 11,000,785 $ 15,543,955 $ 11,003,344 Net interest margin (Non-GAAP)2 [a÷c] 3.49% 3.16% 3.03% 3.35% 2.91 % Adjusted net interest margin (Non-GAAP)2 [b÷c] 3.33% 3.08% 3.00% 3.22% 2.89% ___________________________________________ 1. Tax-equivalent adjustments were calculated using an estimated federal income tax rate of 21%, applied to non-taxable interest income on investments and loans. 2. Annualized measure.

Investor Highlights | August 2025 First Busey Corporation | Ticker: BUSE 15

Non-GAAP Financial Information *(Unaudited)*

Adjusted Noninterest Income, Revenue Measures, Adjusted Noninterest Expense, Efficiency Ratios, and Adjusted Noninterest Expense to Average Assets

		Three Months Ended			Six Months Ended	
(dollars in thousands)		June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Net interest income (GAAP)	[a]	$ 153,183	$ 103,731	$ 82,532	$ 256,914	$ 158,386
Tax-equivalent adjustment[1]		791	537	402	1,328	851
Tax-equivalent net interest income (Non-GAAP)	[b]	153,974	104,268	82,934	258,242	159,237
Total noninterest income (GAAP)		44,863	21,223	33,703	66,086	68,616
Net security (gains) losses		(5,997)	15,768	353	9,771	6,728
Noninterest income excluding net securities gains and losses (Non-GAAP)	[c]	38,866	36,991	34,056	75,857	75,344
Realized net (gains) losses on the sale of mortgage service rights		—	—	(277)	—	(7,742)
Adjusted noninterest income (Non-GAAP)	[d]	$ 38,866	$ 36,991	$ 33,779	$ 75,857	$ 67,602
Tax-equivalent revenue (Non-GAAP)	[e = b+c]	$ 192,840	$ 141,259	$ 116,990	$ 334,099	$ 234,581
Adjusted tax-equivalent revenue (Non-GAAP)	[f = b+d]	192,840	141,259	116,713	334,099	226,839
Operating revenue (Non-GAAP)	[g = a+d]	192,049	140,722	116,311	332,771	225,988
Adjusted noninterest income to operating revenue (Non-GAAP)	[d÷g]	20.24 %	26.29 %	29.04 %	22.80 %	29.91 %
Total noninterest expense (GAAP)[2]		$ 127,833	$ 112,030	$ 75,906	$ 239,863	$ 147,353
Amortization of intangible assets		(4,592)	(3,083)	(2,629)	(7,675)	(5,038)
Noninterest expense excluding amortization of intangible assets (Non-GAAP)[2]	[h]	123,241	108,947	73,277	232,188	142,315
Acquisition and restructuring expenses, excluding initial provision expenses		(16,600)	(26,026)	(2,212)	(42,626)	(2,620)
Adjusted noninterest expense (Non-GAAP)[2]	[i]	$ 106,641	$ 82,921	$ 71,065	$ 189,562	$ 139,695
Efficiency ratio (Non-GAAP)[2]	[h÷e]	63.91 %	77.13 %	62.64 %	69.50 %	60.67 %
Adjusted efficiency ratio (Non-GAAP)[2]	[i÷f]	55.30 %	58.70 %	60.89 %	56.74 %	61.58 %
Average total assets	[j]	$ 19,068,086	$ 14,831,298	$ 12,089,692	$ 16,961,396	$ 12,056,950
Adjusted noninterest expense to average assets (Non-GAAP)[2,3]	[i÷j]	2.24 %	2.27 %	2.36 %	2.25 %	2.33 %

1. Tax-equivalent adjustments were calculated using an estimated federal income tax rate of 21%, applied to non-taxable interest income on investments and loans.
2. Beginning in the second quarter of 2025, Busey revised its presentation, for all periods presented, to reclassify the provision for unfunded commitments so that it is now included within the provision for credit losses; therefore, it is no longer included within total noninterest expense. This change affects all measures and ratios derived from total noninterest expense.
3. Annualized measure.

16 Investor Highlights | August 2025 First Busey Corporation | Ticker: BUSE 16 ___________________________________________ 1. Beginning in 2025, Busey revised its calculation of tangible assets and tangible common equity for all periods presented to exclude any tax adjustment. Non-GAAP Financial Information (Unaudited) Tangible Assets, Tangible Common Equity, and Related Measures and Ratio As of (dollars in thousands, except per share amounts) June 30, 2025 March 31, 2025 June 30, 2024 Total assets (GAAP) $ 18,918,740 $ 19,464,252 $ 11,971,416 Goodwill and other intangible assets, net (488,181) (496,118) (370,580) Tangible assets (Non-GAAP)1 [a] $ 18,430,559 $ 18,968,134 $ 11,600,836 Total stockholders' equity (GAAP) $ 2,412,546 $ 2,179,606 $ 1,333,810 Preferred stock and additional paid in capital on preferred stock (215,197) (7,750) — Common equity [b] $ 2,197,349 $ 2,171,856 $ 1,333,810 Goodwill and other intangible assets, net (488,181) (496,118) (370,580) Tangible common equity (Non-GAAP)1 [c] $ 1,709,168 $ 1,675,738 $ 963,230 Tangible common equity to tangible assets (Non-GAAP)1 [c÷a] 9.27% 8.83% 8.30 % Ending number of common shares outstanding (GAAP) [d] 89,104,678 90,008,178 56,746,937 Book value per common share (Non-GAAP) [b÷d] $ 24.66 $ 24.13 $ 23.50 Tangible book value per common share (Non-GAAP) [c÷d] $ 19.18 $ 18.62 $ 16.97 Core Deposits and Related Ratio As of (dollars in thousands) June 30, 2025 March 31, 2025 June 30, 2024 Total deposits (GAAP) [a] $ 15,801,772 $ 16,459,470 $ 9,976,135 Brokered deposits, excluding brokered time deposits of $250,000 or more (353,614) (722,224) (43,089) Time deposits of $250,000 or more (827,762) (867,035) (314,461) Core deposits (Non-GAAP) [b] $ 14,620,396 $ 14,870,211 $ 9,618,585 Core deposits to total deposits (Non-GAAP) [b÷a] 92.52% 90.34% 96.42%